UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



Date of Report (Date of earliest event reported): August 29, 1997




                      Imo Industries Inc.
     (Exact name of registrant as specified in its charter)




  Delaware                    1-9294                       21-0733751
(State  or  other     (Commission  FileNumber)           (IRS Employer
 jurisdiction of                                     Identification Number)
 incorporation)


  1009 Lenox Drive,
  Building Four West, Lawrenceville, NJ                 08648-0550
(Address  of principal executive  offices)              (Zip Code)


Registrant's telephone number, including area code: (609) 896-7600


                        Not Applicable
                (Former name or former address,
                 if changed since last report)

Item 2.  Disposition of Assets.


On   August  29,  1997,  the  Registrant  and  certain   of   its
subsidiaries sold substantially all of the assets of the Gems Sensors business unit, which was reported as its Instrumentation Business Segment (the "Instrumentation Business Segment") to Danaher Corporation and certain of its subsidiaries for a purchase price of $85 million in cash together with certain assumed liabilities (the "Asset Sale") pursuant to an agreement dated
August 29, 1997 (the "Asset Purchase Agreement"). The Asset Purchase Agreement has been filed as an exhibit to this Form 8-K and the foregoing is qualified in its entirety by reference to such exhibit.

A portion of the proceeds have been used by the Registrant to pay down its domestic senior debt and the excess has been invested in short term investments. The transaction, which will be reflected in the Registrant's financial statements in the third quarter of 1997, is not expected to result in a gain or loss after-tax, as this business was sold for an amount approximating its recorded net book value.

Steven M. Rales, a director of the Registrant, is Chairman of the Board of Danaher Corporation. Mitchell P. Rales, a director of the Registrant, is a director and Chairman of the Executive Committee of Danaher Corporation. In addition, each of Messrs. Steven Rales and Mitchell Rales is a substantial shareholder of Danaher Corporation. The Asset Sale was unanimously approved by the Continuing Directors of the Registrant in accordance with
Article   X   of   the  Registrant's  Restated   Certificate   of
Incorporation.

The purchase price was determined on the basis of arms length negotiations between the Registrant and Danaher Corporation. The Board of Directors of the Registrant received an opinion from Schroder & Co., Inc. that the financial terms of the Asset Sale, taken as a whole, were fair, from a financial standpoint, to the Registrant and its Restricted Subsidiaries (as defined in the Indenture dated as of April 15, 1997 between the Registrant and IBJ Schroder Bank & Trust Company, as Trustee.)

The Registrant's press release announcing the Asset Sale is also filed herewith as an exhibit.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.


     (b) Pro Forma Financial Information

     IMO  INDUSTRIES  INC. AND SUBSIDIARIES PRO  FORMA  CONDENSED
     CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

     The following consolidated balance sheet as of June 30, 1997 and consolidated statements of income for the year ended December 31, 1996 and the six months ended June 30, 1997 give effect to the sale of the Instrumentation Business Segment.

     These pro forma statements are not necessarily indicative of the results that actually would have occurred if the sale had been in effect as of and for the periods presented or that may be achieved in the future.


 Imo Industries Inc. and Subsidiaries
 Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
 June 30, 1997
 (Dollars in thousands)

                                                 Pro Forma (a)                                      Pro Forma
                                                 Imo Industries Instrumentation                   Imo Industries
                                                   Inc. and        Business       Pro Forma         Inc. and
                                                 Subsidiaries       Segment      Adjustments       Subsidiaries
 ASSETS
 Cash                                            $    20,657    $      331       $   19,653 (b)(c) $   40,641
 Trade Accounts Receivable,net of allowance
    of $1,925                                         87,811       (11,852)               -            75,959
 Inventories                                          94,330       (11,979)               -            82,351
 Net Assets of Discontinued Operations - Current           -        12,567          (12,567)(b)             -
 Other Current Assets                                 20,761        (1,072)               -            19,689
           TOTAL CURRENT ASSETS                      223,559       (12,005)           7,086           218,640
 Property, Plant and Equipment                        93,535       (10,808)               -            82,727
 Intangible Assets, Principally Goodwill             308,442       (64,058)            (230)(c)       244,154
 Net Assets of Discontinued Operations - Noncurrent    2,990        71,821          (70,821)(b)         3,990
 Other Assets                                         23,987           (17)               -            23,970

                        TOTAL ASSETS             $   652,513    $  (15,067)      $  (63,965)       $  573,481

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Notes Payable                                   $    76,570    $   (2,057)      $  (54,185)(c)    $   20,328
 Trade Accounts Payable                               50,181        (3,273)               -            46,908
 Other Current Liabilities                           111,017        (6,411)           1,450 (b)       106,056
 Income Taxes Payable                                  5,274          (264)               -             5,010
 Current Portion of Long-term Debt                     7,294             -                -             7,294
           TOTAL CURRENT LIABILITIES                 250,336       (12,005)         (52,735)          185,596
 Long-term Debt                                      234,842        (1,586)         (11,000)(c)       222,256
 Other Liabilities                                    53,038        (1,476)               -            51,562
                   TOTAL LIABILITIES                 538,216       (15,067)         (63,735)          459,414
 Minority Interest of Imo Subsidiary                     875             -                -               875
 SHAREHOLDERS' EQUITY
 Preferred Stock                                           -             -                -                 -
 Common Stock                                         18,713             -                -            18,713
 Additional Paid-in Capital                          112,729             -                -           112,729
 Retained Earnings (Deficit)                               -             -             (230)(c)          (230)
 Cumulative Foreign Currency Translation Adjustments       -             -                -                 -
 Minimum Pension Liability Adjustment                      -             -                -                 -
 Unearned Compensation                                     -             -                -                 -
 Treasury Stock                                      (18,020)            -                -           (18,020)
 TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                113,422             -             (230)          113,192

 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY (DEFICIT)                $   652,513    $  (15,067)      $  (63,965)       $  573,481


 (a) See attached Exhibit A.

 (b) Reflects the sale of the Instrumentation Business Segment to Danaher Corp. for proceeds of approximately
     $85.0 million, which amount approximated the recorded net book value of the business.

 (c) Concurrent with the sale of the Instrumentation Business Segment, $65.2 million of the proceeds from the sale were used to paydown a portion of the Registrant's senior domestic credit facilities.  An extraordinary charge of $.2 million was recognized related to the early extinguishment of a portion of the term loans outstanding under the senior domestic credit facilities.

                                    EXHIBIT A

The following chart reconciles Imo Industries Inc. Balance Sheet as of June 30, 1997 to a pro forma presentation reflecting the acquisition of Imo Industries Inc. by II Acquisition Corp. which occurred on August 28, 1997:


    Imo Industries Inc. and Subsidiaries
    Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
    June 30, 1997
    (Dollars in thousands)
                                                                                            Pro Forma
                                                       Imo Industries   Acquisition       Imo Industries
                                                           Inc. and      Pro Forma          Inc. and
                                                        Subsidiaries    Adjustments       Subsidiaries
    ASSETS
    Cash                                                $     2,807     $    17,850 (2)   $   20,657
    Trade Accounts Receivable,net of allowance
       of $1,925                                             87,811               -           87,811
    Inventories                                              94,330               -           94,330
    Net Assets of Discontinued Operations - Current               -               -                -
    Other Current Assets                                     20,761               -           20,761
               TOTAL CURRENT ASSETS                         205,709          17,850          223,559
    Property, Plant and Equipment                            93,535               -           93,535
    Intangible Assets, Principally Goodwill                  66,491         241,951 (1)      308,442
    Net Assets of Discontinued Operations - Noncurrent        2,990               -            2,990
    Other Assets                                             23,987               -           23,987

                            TOTAL ASSETS                $   392,712     $   259,801       $  652,513

    LIABILITIES AND SHAREHOLDERS' EQUITY
    Notes Payable                                       $    51,185     $    25,385 (2)   $   76,570
    Trade Accounts Payable                                   50,181               -           50,181
    Other Current Liabilities                                54,873          56,144 (1)(2)   111,017
    Income Taxes Payable                                      5,274               -            5,274
    Current Portion of Long-term Debt                        17,900         (10,606)(2)        7,294
               TOTAL CURRENT LIABILITIES                    179,413          70,923          250,336
    Long-term Debt                                          228,793           6,049 (2)      234,842
    Other Liabilities                                        53,038               -           53,038
                       TOTAL LIABILITIES                    461,244          76,972          538,216
    Minority Interest of Imo Subsidiary                         875               -              875
    SHAREHOLDERS' EQUITY
    Preferred Stock                                               -               -                -
    Common Stock                                             18,799             (86)(1)       18,713
    Additional Paid-in Capital                               80,471          32,258 (1)      112,729
    Retained Earnings (Deficit)                            (145,375)        145,375 (1)(2)         -
    Cumulative Foreign Currency Translation Adjustments      (2,099)          2,099 (1)            -
    Minimum Pension Liability Adjustment                     (2,503)          2,503 (1)            -
    Unearned Compensation                                      (680)            680 (1)            -
    Treasury Stock                                          (18,020)              -          (18,020)
    TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                    (69,407)        182,829          113,422

    TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY (DEFICIT)                    $   392,712     $   259,801       $  652,513

    (1) Represents the preliminary purchase accounting adjustments for the acquisition of Imo Industries Inc.
        for total consideration of $113.4 million (including direct expenses of the acquisition).  The purchase accounting adjustments are subject to change and review. A portion of the adjustment to Other Current
        Liabilities may be classified as long-term.

    (2) Represents the pro forma adjustments to reflect the refinancing of the Registrant's domestic senior credit facilities on August 29, 1997.


Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Six Months Ended June 30, 1997
(Amounts in thousands, except per share data)
                              Pro Forma (a)    Instrument-
                             Imo Industries       ation      Pro Forma    Pro Forma
                               Inc. and         Business      Adjust-     Consoli-
                              Subsidiaries       Segment       ments        dated
Net Sales                    $  246,159        $ (37,639)     $   -      $  208,520
Cost of Sales                   173,429          (20,746)         -         152,683
            GROSS PROFIT         72,730          (16,893)         -          55,837

Selling, General and
 Administrative Expenses         51,602          (12,437)         -          39,165
Research and Development          4,620             (631)         -           3,989
Unusual Items (c)                10,500                -          -          10,500

  INCOME FROM OPERATIONS          6,008           (3,825)         -           2,183

Interest Expense, Net            16,191             (214)    (3,097)(b)      12,880
Other (Income) Expense               51              166          -             217
Equity in Loss of
 Unconsolidated Companies           400                -          -             400

   LOSS FROM CONTINUING
    OPERATIONS BEFORE INCOME
    TAXES AND MINORITY
    INTEREST                    (10,634)          (3,777)      3,097        (11,314)

Income taxes                      1,292               (9)         -           1,283
Minority Interest                     1                -          -               1

   LOSS FROM CONTINUING
    OPERATIONS                  (11,927)          (3,768)      3,097        (12,598)


EARNINGS (LOSS) PER SHARE:
Net Loss from Continuing
 Operations                   $   (0.70)        $  (0.22)   $   0.18      $   (0.74)

Weighted Average Number of
 Shares Outstanding              17,126           17,126      17,126         17,126


(a) Represents Imo Industries Inc. as reported adjusted for the following as a result of the sale of the Registrant to II Acquisition Corp. on August 28, 1997:
    - Reduced Selling, General and Administrative Expenses by $1.5 million reflecting certain expenses which were eliminated.
    - Increased Selling, General and Administrative Expenses by $3.0 million reflecting additional goodwill amortization expense as a result of the net increase to goodwill of $243.3 million, amoritized over 40 years.
    In connection with this transaction, the Registrant incurred $15.5 million of indirect expenses related to the acquisition.  This amount was not considered in this income statement presentation.
(b) Interest savings calculated for the six months ended June 30, 1997, based on the
    Registrant's revised debt as of the date of the transaction.
(c) The six months ended June 30, 1997 includes an unusual charge of $10.5 million
    ($.61 per share) related to a legal settlement.


Imo Industries Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Income (Unaudited)
For the Year Ended December 31, 1996
(Amounts in thousands, except per share data)
                              Pro Forma (a)    Instrument-
                             Imo Industries       ation      Pro Forma    Pro Forma
                               Inc. and         Business      Adjust-     Consoli-
                              Subsidiaries       Segment       ments        dated
Net Sales                    $  468,645        $ (78,911)     $   -      $  389,734
Cost of Sales                   336,017          (45,493)         -         290,524
            GROSS PROFIT        132,628          (33,418)         -          99,210

Selling, General and
 Administrative Expenses         99,639          (25,195)         -          74,444
Research and Development          9,290           (1,177)         -           8,113
Unusual Items (c)                24,573             (890)         -          23,683

  INCOME FROM OPERATIONS           (874)          (6,156)         -          (7,030)

Interest Expense, Net            31,793             (432)    (6,194)(b)      25,167
Other (Income) Expense             (444)            (369)         -            (813)
Equity in Loss of
 Unconsolidated Companies           552                -          -             552

   LOSS FROM CONTINUING
    OPERATIONS BEFORE INCOME
    TAXES, MINORITY INTEREST
    AND EXTRAORDINARY ITEM      (32,775)          (5,355)      6,194        (31,936)

Income taxes                     13,700             (315)         -          13,385
Minority Interest                  (295)               -          -            (295)

   LOSS FROM CONTINUING
    OPERATIONS BEFORE
    EXTRAORDINARY ITEM          (46,180)          (5,040)      6,194        (45,026)


EARNINGS (LOSS) PER SHARE:
Net Loss from Continuing
 Operations Before
 Extraordinary Item           $   (2.70)        $  (0.29)   $   0.36      $   (2.63)

Weighted Average Number of
 Shares Outstanding              17,100           17,100      17,100         17,100


(a) Represents Imo Industries Inc. as reported and adjusted for the following as a result of the  sale of the Registrant to II Acquisition Corp. on August 28, 1997:
       - Reduced Selling, General and Administrative Expenses by $1.7 million reflecting certain expenses which were eliminated.
       - Increased Selling, General and Administrative Expenses by $6.1 million reflecting additional goodwill amortization expense as a result of the net increase to goodwill of $243.3 million, amortized over 40 years.
    In connection with this transaction, the Registrant incurred $15.5 million of indirect expenses related to the acquisition.  This amount was not considered in this income statement presentation.
(b) Interest savings calculated for the twelve months ended December 31, 1996, based on the Company's revised debt as of the date of the transaction.
(c) The year ended December 31, 1996 includes unusual charges of $23.7 million
    ($1.38 per share).

     c)  Exhibits

    10.26 Asset Purchase Agreement dated as of August  29, 1997
          among   the  Registrant  and  certain   of   its
          subsidiaries and Danaher Corporation and certain of its subsidiaries.


     99.1 Press release dated August 29, 1997 issued by the Registrant.

                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   IMO INDUSTRIES INC.



Date: September 15, 1997           By:   /s/ John A. Young
                                             John A. Young
                                             Vice President